LightPath® TECHNOLOGIES™

aerospace
defense
industrial
instrumentation
medical
communications

LightPath® TECHNOLOGIES™

confidential

focusing on optical solutions

1 Company Overview October 2008 “Private & Confidential” Exhibit 99.1

LightPath®
TECHNOLOGIES™

confidential

focusing on optical solutions

• Publicly traded since Feb 1996 (NASDAQ: LPTH)
• Presently 57 Employees USA, 110 Employees China
• Headquartered in Orlando, Florida
• 58 US Patents Issued & 8 Pending
• OEM Sales - Orlando, FL – Huntsville, AL – Parsippany, NJ – Lannion, France – Shanghai, China
• Reps / Distributors  Europe, Israel, Japan, Korea, India, Singapore, Thailand, Malaysia, Hong Kong, Phillippines, Canada
• ITAR DTC Code 090617976
• GSA Contract Number is GS-35F-0425S
Overview
Orlando Headquarters (manufacturing, engineering, direct sales)
China Facility (manufacturing, engineering, direct sales)
Direct sales
Distributors
Representatives

Corporate Management
Our Customers
Jim Gaynor
President and CEO
Cao XG
General Manager
LPTH China
Dorothy Cipolla
Corporate CFO
Tony Lopes
Quality Assurance
Manager
Michael Lancaster
Director of
Operations
Al Symmons
Director of
Engineering
Ray Pini
Director of
Marketing
Rob Myers
Interim Director of
Sales
Customers are at the top of our organization

Orlando, Florida
•
Facility totals 22,500 square feet
• 6,000 square feet of clean room
• ISO 9001-2000 Registered
• Products
• Precision Glass Molded Optics
• Black Diamond™ Infrared Glass Optics
• Gradium
®
Optics
• Collimators
• Aspheric Glass Lens Array
• Optical Imaging Assemblies
Corporate Headquarters

LPTH China
Jiading, China
LightPath Optical Instrumentation (Shanghai) Co., Ltd
(Wholly owed facility of LightPath Technologies USA.)
Facility Totals: 17,000 sq feet
7,000 sq feet of Clean Room
6,000 sq feet of Gray Lab
ISO 9001-2000 Certified
Products: Precision Molded Aspheric Optics
Isolators
Optical Assemblies
Role: Mfg: High volume, higher labor content,
low labor cost
Purchasing: Material consolidation
Sales: Asia sales headquarters

China Operational Goals
•
Reduce manufacturing cost:
–
Lower wage
–
Lower cost for utilities and rental
–
Lower materials cost
•
Increase manufacturing capacity
•
Penetrate into the China/Asia market
•
Expand product portfolio – by outsourcing and R&D

LightPath® TECHNOLOGIES™

TÜV MANAGEMENT SERVICE ISO 9001

SYSTEM CERTIFICATION ISO 9001 SGS

confidential

focusing on optical solutions

QUALITY MANAGEMENT SYSTEM
• ISO 9001:2000 Re-Registered in December 2007-Orlando
• ISO 9001:2000 Registered in September 2006-Shanghai
• Current products in ISO System:
• Precision Molded Aspheres
• Gradium Lenses
• Collimators
• Isolators
• Quality System documentation is accessible via our ISONET
system:
• Terminals throughout the building.
• Accessible also through any computer.
• Incorporates procedures, work instructions, engineering drawings, specification documents, internal audit schedule, steering committee meeting minutes.
Quality

LightPath® TECHNOLOGIES™

confidential

focusing on optical solutions

Eco-Aspheres and Isolators
• “RoHS” European Union Standard that restricts the use of certain hazardous materials such as lead and mercury- compliant glass requirement went into effect July 1, 2006 (with some exceptions)
• “JGPSSI” (Japan Green Procurement Survey Standardization Initiative)
• Banned Substances
Lead, Mercury, Cadmium, Chromium, PBB, PBDE
• LightPath Isolators Comply with Regulations
• LightPath Aspheric Lenses in production with New Lead-Free Glass (ECO550
& New High Temp Glasses)—comply with Regulations
• Provides Environmentally-Friendly Components
without Sacrificing Performance
Environmentally-Friendly

LightPath® TECHNOLOGIES™

confidential

focusing on optical solutions

At the most basic component level form typical Optical systems are made up of 3 groups-- Making Light, Managing/Processing
Light and Measure Light.
LightPath addresses a major portion of managing light.
We are experts in the optical portion of managing light-----we do not address vibration control, Motion control Mechanical----we just perfect the optics and broaden the portfolio
Laser
Optics
Imaging
Make Light Manage/Process Light Measure Light
Where we fit in Optical World

LightPath® TECHNOLOGIES™

Spherical System

Aspheric Lens
Working Distance
Center Thickness
Aspheres provide elegant single-element simplicity
Laser Window
Clear Aperture
Outer Diameter
Edge Thickness

confidential
focusing on optical solutions

A single aspheric lens can replace a
series of spherical lenses with
equivalent or better performance.
The solution is more compact, uses
less material and is easier to align.
Spherical vs. Aspheric Lenses
Why Aspheres?

Glass aspheric lenses are made primarily from one of three
methods:
•
Compression Molding (LightPath method)
• CNC Machines (mechanically grinding)
• Diamond Turning (single point cutting)
Aspheric Lens Manufacturing Methods

12 Glass Preform Diamond Turned Mold Press Operation Aspheric Lenses How are Aspheric Lenses Made?

13 Design Centers • Orlando • Service World Markets • Service High Performance Designs • Service Military & Defense • Shanghai • Service China Market • Service overload from Orlando

New Direction
New CEO
Low Cost Structure
Key Elements for Change
Be the lowest cost producer and be price competitive
Participate in higher volume/revenue segments
Broaden revenue base: Laser, Imaging, Infra red, Hi-Power
Collimator
Leadership to implement low cost culture
Operational excellence in quality and on-time delivery
World class design system to attract customers and win large volume orders: Quote to Shipment  – 30 days
Execution and performance to enhance shareholder return
China Operations
Low Cost Hi-Temp Glass
Viper Press
Ceramic Tooling

LightPath® TECHNOLOGIES™

confidential

focusing on optical solutions

Three pronged approach matches LightPath core business and
strengths to distinct markets
Synergistic technology base supports all products
(aspheres, IR, collimators)
Scalable, flexible manufacturing platform allows for rapid expansion
LightPath is extremely well positioned for emerging global markets
LPTH USA
Hi Performance Products
LPTH Shanghai China
Commodity Products
LPTH Shanghai China
Hi Mix Content Products
LPTH
Strategy

LPTH USA & Europe
Hi Performance Products & Quick Turn Custom
Aspheres
Automotive, Medical, Instrumentation, Micro
Projection, Industrial, Defense Market & Distribution
LPTH Shanghai China
Commodity Products
Cell Phone, Digital
Camera,  CCTV
LPTH Shanghai China
Hi Mix Content  Mid
volume Products
Industrial,  Telecom,
Instrumentation, Laser
Levels, Medical,
Automotive &
Distribution
LPTH
Business
Strategy

Yesterday 2008 2009 & Beyond
Domestic International World Wide
Custom Precision Commercial
Laser Focus Lens Laser Focus Lens Laser & Imaging
Primarily Telecom Diversified Market Broad Market
$20 M SAM $50 M SAM $ 200 M SAM
Low Volume Low Volume High Volume
2004 2008
85%
8%
7%
Communications
Industrial
Distribution
27%
15%
21%
2%
17%
12%
6%
Communications
Military
Industrial
Medical
Distribution
China PMO
IR

Yesterday
Labor---USA
Press---Air & Glove Box
Holders---Outsourced
Tooling---Soft
Glass---CO550
Coating---Small runs
2009 & Beyond
Labor---China
Press---New Viper
Holders---In House
Tooling---Hard
Glass---Low Cost China
Coating---Volume
An order of magnitude improvement in cost
2008
Labor---China
Press---New Viper
Holders---In House
Tooling---Soft
Glass---ECO550
Coating---Small runs
Cost Drivers

Cost
Coating
Overhead/Tooling
Holders
Material
Labor
Historical Orlando
Current Orlando
Current Shanghai
Proposed Shanghai

Labor	USA	USA	China	China
Press	Glove Box	New Viper	New Viper	New Viper
Holder	Outsourced	In House	In House	In House
Tooling	Soft	Soft	Soft	Hard
Glass	CO550	ECO550	ECO550	Hi Temp
Coating	Small Runs	Small Runs	Small Runs	High Volume

Cost savings

LightPath® TECHNOLOGIES™

Figure5-4: Forecast of the Global Shipment of Camera Phones, 2002-2008

(Unit: 1 million units)

Mn Units
1200
1000
800
600
400
200
0
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%

	2002	2003	2004	2005	2006	2007	2008
Shipment of cellphones	437	520	670	770	850	920	990
Shipment of camera phones	23	96	214	424	578	690	792
Market share of camera phones	5.3%	18.5%	31.9%	55.1%	68.0%	75.0%	80.0%

Source: Handset Mfg., Industry Forecasts, 2H05

Figure1-5: Forecast of pixel distribution of camera handset, 2002-2008

Handset Shipments (millions)
Average MB per System
3MP+
2MP
Handsets with Sensors
Flash MBs
1MP
<1MP
Voice Only Handsets
DRAM MBs
2002
2003
2004
2005
2006
2007
2008

Source: IDC, JPMorgan (2005/Oct.)

confidential

focusing on optical solutions

Cell Phone Cameras
(Imaging)
•
Japanese – $2-$5 per  Lens Assembly
•
Taiwan / China $0.60 - $0.70 per Plastic
Lens Assembly (VGA or 1.3 MP)
3 MegaPixels:
China Manufacturers delivered 500,000 Units in 2006
Total Available Production Capacity: 200,000 per month.
(GlobalSources, May 2007)

sierra pacific innovations

PicoP
display engine
Projected
image
MEMS
PicoP Enabled Projector Accessory

focusing on optical solutions

Security & Defense
Currently 50,000 commercial thermal imaging detectors sold each year
Average selling price for lenses is around $125.
Total market size of $6.25 Million.
2010 - Automotive applications are estimating 500,000 per year.
Lens average selling price of $50
Total market size of $25 Million.
Automotive
Night Vision System display currently available in BMW 5 series ($44K and up MSRP)
Cell Phone Projection
3  aspheres  inside  this  unit for RGB (red-green-blue)
(LightPath Internal & ULIS Internal).
Imaging Market
(Other)

Key Facts
• Wavelength Range of glasses 1 – 14 m
• Diameter up to 25mm currently
• Aspheric Lenses Reduce the Lens Component Count in System
• Molded Optics Improved reproducibility lens to lens
• Diffractive Features for Thermal Compensation
• Can mold optic into Metal Structures
• Low Dispersion
• Improved Transmission at
Elevated Temperature
• Custom Designs Available
Molded LWIR/MWIR Aspheric Lenses
Black Diamond™ LWIR Aspheres

Molded LWIR/MWIR Aspheric Lenses
LightPath is working in conjunction with the
Navy, Air Force, & Lockheed Martin to develop molding
process for larger infrared lenses through the SBIR
program.
SBIR Topic N06-025
Molding Technology for Low-Cost Infrared Chalcogenide Glass Optical
Components
Phase 1
Completed
Completed Feasibility of Molding Chalcogenide
Delivered molded samples
Phase 1B
Completed
Completed Deliver production units
Phase 2 In Development Larger Diameter molded lens

LightPath®
TECHNOLOGIES™

INTRUDER ALERT
30
0
-30
00
00
-90
-45
0
45

sierra pacific innovations

SP01
126.0°F
120
100
80
70.5°F

Bullard
Bullard

sierra pacific innovations

confidential
focusing on optical solutions

24 Tank level detection (industrial) Firefighting Surveillance Defense Applications

LightPath®
TECHNOLOGIES™

confidential

focusing on optical solutions

25 IR Custom Lens & Assembly 19mm, 1/1.1

26 Sales Growth 0 20 40 60 80 100 120 2008 2009 2010 2011 IR Ind. Tool Ind. Laser Other %

Differentiation
Laser
Industry Leader
Low capitalization investment
Scalable platform
Brand recognition
Low cost producer
Molds (Inconel) for quick turns as well as (Ceramic)  for higher volume
Strong patent position
Quick Turns—time to prototype, time to market, time to volume
Standard & Custom (Low design cost)
22 years design experience
Collimators
Patented Fiber fusion process
High Power applications in Fiber lasers
20 Years design experience
Custom capability (Small beam, large beam, micro-pellet, Isobeam)
LightPath’s Strengths:

IR Imaging
Competitive technology is capacity constrained
Molding vs diamond turning---saving time, cost and material
Proprietary molding technology
Synergistic with our existing manufacturing platform
Enabling technology for automotive industry and other high
volume applications
Well positioned for high volume production
Molding process
Shanghai factory
World class optical designers
Imaging /Consumer
Significant growth opportunity
Supply Agreement with China’s largest optical glass mfg---preferred glass  cost
Low cost quick turn designs (time to prototype, time to market, time to volume)
Differentiation
continued

Competitive Position
Hoya
Largest world competitor
Focus on cell phones & digital cameras
Large market share
Not flexible
Only designs with millions of units committed
Good customer interface
Excellent quality
Excellent delivery
Alps
Large competitor
Focus on communications & digital cameras
Getting more aggressive on price
Not flexible on design side
Only designs for large customer opportunity
Good customer interface
Excellent quality
Excellent delivery
LightPath
Quick to market
Quick to volume
World class optical design
Flexible process (machines—tools—glass)
Automated design process
Low design costs technology—(MIP, Hybrid)
Excellent Quality
US & Asian Design centers
Aggressive price position
Excellent technical support
Brand recognition
Supply Agreement with CDGM glass company
China factory
Entrepreneurial

LightPath is ready with its new business model.
- New CDGM/LightPath Supply Agreement
- China Manufacturing Operation
- High Temperature low cost optical glass
- Ceramic Molds
- New enhanced LightPath Viper press
- Moldable IR Glass
- Power collimators for high power fiber laser market
- Design center teams in China & Orlando - rapid design and prototypes
No further development is required…………………….
Summary